Supplement to Prospectus Dated May 1, 2005 for
Pacific Select Exec II-NY, Pacific Select Exec III-NY and Pacific Select Performer 500-NY
Flexible Premium Variable Life Insurance Policies, and
Pacific Select Estate Preserver-NY Last Survivor Flexible Premium Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. Effective August 8, 2005, there are several funds (each a fund, and collectively the funds) providing underlying portfolios for the variable investment options offered under the policy. A current prospectus for the new variable investment option(s) offered by each fund accompanies this supplement. Changes described in this supplement are effective August 8, 2005.

Nine new variable investment options are available
Nine new variable investment options are available under your policy:

Fidelity® Variable Insurance Products Funds:
  Fidelity VIP Contrafund® Class 2
  Fidelity VIP Growth Class 2
  Fidelity VIP Mid Cap Class 2
  Fidelity VIP Value Strategies Class 2

FAM Variable Series Funds, Inc.:
  Mercury Basic Value V.I. Fund Class III
  Mercury Global Allocation V.I. Fund Class III

T. Rowe Price Equity Series, Inc.:
  T. Rowe Price Blue Chip Growth Portfolio – II
  T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund

Benefits and risks of the Policy is amended
The following changes are made:

Benefits of your policy: Investment options is replaced with:

You can choose from a selection of variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Supplement dated August 1, 2005

Risks of your policy: Investment performance is replaced with:

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See each fund’s prospectus for more information on the underlying portfolios and their individual risks.

The policy basics is changed
The flow chart under Understanding policy expenses and cash flow (including fees and charges of fund portfolios) is replaced with the chart appearing on page 6 of this supplement.

The following is added to the last bullet point under Statements and reports we’ll send you:

We’ll also send you financial statements that we receive from the other funds.

Your investment options is changed	The following is added to Variable investment options:

Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds (Fidelity VIP Funds). They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your policy.

Merrill Lynch Investment Managers, L.P. DBA Mercury Advisors is the investment adviser of the FAM Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your policy directly.

PL&A is not responsible for the operation of the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust or any of their portfolios. We also are not responsible for ensuring that the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust and their portfolios comply with any laws that apply.

The following is added to the chart under Variable investment options:

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS PORTFOLIOS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Fidelity VIP Contrafund Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.
Fidelity VIP Mid Cap Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

FAM VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Mercury Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	Merrill Lynch Investment Managers, L.P. DBA Mercury Advisors
Mercury Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	Merrill Lynch Investment Managers, L.P. DBA Mercury Advisors

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	Equity securities of large and medium-sized “blue chip” growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Current income and long-term capital growth.	Equity securities with a focus on well- established companies paying above- average dividends.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is of secondary importance.)	A mix of U.S. and foreign hard asset [1] securities	Van Eck Associates Corporation

[1]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities include any derivative securities with present value based upon hard asset securities and/or hard asset commodities.

The following replaces Fees and expenses paid by the Pacific Select Fund:

You’ll find more about fund fees and expenses in Fee tables and in each fund’s prospectus.	Fees and expenses paid by the funds

Each fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Board of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the fund (not to PL&A). In the event the Board of Trustees/Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

The following information is added to Transferring among investment options and market-timing restrictions:

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in your policy prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve either the Mercury Global Allocation V.I. Fund Class III or Van Eck Worldwide Hard Assets Fund.

Your investment options: Transferring among investment options and market-timing is revised
Transfers of accumulated value from the loan account into your investment options following a loan payment is excluded from the transfer limitations described in the prospectus.

Effective October 1, 2005, in addition to the transfer limitations outlined in the prospectus, transfers to or from a variable investment option cannot be made before the seventh calendar day following the last transfer to or from the same variable investment option, as long as that day is a business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research variable investment option on Monday, you may not make any transfers to or from that variable investment option before the following Monday. The Money Market investment option is excluded from this limitation.

Withdrawals, surrenders and loans: Taking out a loan is revised
Paying off your loan is revised:

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

You can make monthly loan payments using our electronic funds transfer plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account each month by completing an electronic funds transfer form. Please contact us or your registered representative for a copy of this form.
• You can choose any day between the 4th and 28th of the month for us to make the withdrawal.
• Loan payments made by the electronic funds transfer plan must be at least $50.

About PL&A is changed
The following replaces the first paragraph of Voting rights:

We are the legal owner of the shares of the funds that are held by the variable accounts. The voting rights we describe in the Voting rights section of your policy’s prospectus and how we’ll exercise them apply to all of the funds.

The following section is added:

Service arrangements
We or our affiliates have entered into services agreements in connection with some of the funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each fund held by the separate accounts and purchased by us at the policy owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these funds available as investment options under the contracts.

Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. FAM Distributors, Inc., principal underwriter of shares of FAM Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of FAM Variable Series Funds held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, we have entered into a distribution agreement with T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc. Under this distribution agreement, T. Rowe Price Investment Services, Inc. pays us on a monthly basis for certain distribution services of T. Rowe Price Equity Series, Inc. Class II shares offered to our policy owners, including, but not limited to, (i) distribution of reports, prospectuses and SAIs to clients other than existing policy owners, (ii) preparation and distribution of sales literature and advertising materials, (iii) continuing education and training of registered representatives, (iv) distribution support services, and (v) other distribution services as mutually agreed upon from time to time. The fee is an annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts.

POLICY BASICS

Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.